UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

CTM MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Largo Drive South, Stamford, Connecticut	06907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 323-5161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 5, 2010 CTM Media Holdings, Inc. (the “Registrant”), consummated the sale of the assets (excluding the  working capital) of its subsidiary, Beltway Acquisition Corporation, utilized in the operation of its WMET radio station (the “Sale”) to Huffines Media, LLC and an affiliate of Huffines (“Huffines”).  The purchase price was $4 million in a combination of cash and a promissory note of the buyer that is secured by the assets sold.  $1.3 million of the purchase price was paid in cash and the remainder in the form of a two year promissory, which may be extended in part to three years at the option of the buyer.  A copy of the Asset Purchase Agreement was filed with the Registrant’s Form 8-K filed with the Securities and Exchange Commission on February 25, 2010 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 5, 2010, the Registrant issued a press release announcing the consummation of the sale of its WMET radio station described in Item 2.01 above.  The press release is being furnished hereto as Exhibit 99.1 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b) Proforma Financial Information

(d)  Exhibits

99.1	Press Release issued by Registrant, dated May 5, 2010.

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CTM MEDIA HOLDINGS, INC.

CTM MEDIA HOLDINGS, INC.

PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION
(unaudited)

The proforma condensed consolidated balance sheet as of January 31, 2010, and the unaudited proforma condensed consolidated statements of operations for the six months ended January 31, 2010, and for the fiscal years ended July 31, 2009, and 2008, are based on the historical financial statements of the Registrant.

The proforma condensed consolidated balance sheet as of January 31, 2010, is presented as if the disposition of the assets sold, the receipt of the $1.3 million cash proceeds less $160,000 in broker commission and the $2.7 million promissory note by the Registrant occurred in its entirety on January 31, 2010.

The proforma condensed consolidated statements of operations for the six months ended January 31, 2010, and for the fiscal years ended July 31, 2009 and 2008, are presented as if the disposition of the assets sold and the receipt of the proceeds by the Registrant occurred on August 1, 2007 (the beginning of fiscal 2008).

The proforma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes related thereto appearing in the Registrant’s Form 10-K for the year ended July 31, 2009 and its Form 10-Q for the quarter ended January 31, 2010.

Preparation of the proforma information was based on assumptions considered appropriate by the Registrant’s management. The proforma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on August 1, 2007 for the proforma condensed consolidated statements of operations and on January 31, 2010 for the proforma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transaction listed above have been made.

CTM MEDIA HOLDINGS, INC.
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JANUARY 31, 2010
(in thousands)
(unaudited)

	Historical	Proforma adjustments		Proforma
Assets
Current assets:
Cash and cash equivalents	$8,746	$1,140	(A)	$9,886
Short term investment	1,028			1,028
Trade accounts receivable, net	2,381			2,381
Inventory	1,394			1,394
Prepaid expenses	1,057			1,057
Total current assets	14,606			15,746
Property and equipment, net	3,882	(1,763)	(B)	2,119
Licenses and other intangibles, net	534	(499)	(B)	35
Note receivable	—	2,700	(A)	2,700
Other assets	184			184
Total assets	$19,206			$20,784
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$816			$816
Accrued expenses	2,510			2,510
Deferred revenue	1,332			1,332
Capital lease obligations—current portion	227			227
Other current liabilities	716			716
Total current liabilities	5,601			5,601
Capital lease obligations—long-term portion	401			401
Total liabilities	6,002			6,002
Commitments and contingencies
Stockholders’ equity:
CTM Media Holdings, Inc. stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000; no shares issued	—			—
Class A common stock, $.01 par value; authorized shares—35,000; 1,285 shares issued and 1,106 shares outstanding at January 31, 2010 at Jaunuary 31,2010	13			13
Class B common stock, $.01 par value; authorized shares—65,000; 6,923 shares issued and 6,129 shares outstanding at January 31, 2010	69			69
Class C common stock, $.01 par value; authorized shares—15,000; 1,091 shares issued and outstanding at January 31, 2010	11			11
Additional paid-in capital	60,903			60,903
Treasury Stock, at cost, consisting of 179 shares of shares of Class A and 794 shares of Class B	(1,070)			(1,070)
Accumulated other comprehensive income	124			124
Accumulated deficit	(47,684)	1,578	(C)	(46,106)
Total CTM Media Holdings, Inc. stockholders’ equity	12,366			13,944
Noncontrolling interests	838			838
Total stockholders’ equity	13,204			14,782
Total liabilities and stockholders’ equity	$19,206			$20,784

CTM MEDIA HOLDINGS, INC.
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2010
(in thousands, except per share data)
(unaudited)

	Historical	Proforma adjustments		Proforma

Revenues	$14,949	$351	(D)	$14,598
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	6,982			6,982
Selling, general and administrative	7,082	365	(D)	6,717
Depreciation and amortization	547	91	(D)	456
Bad debt	201	147	(D)	54
Total costs and expenses	14,812			14,209
Income from operations	137			389
Interest expense, net	(60)	(2)	(D)	(58)
Other expense, net	(4)			(4)
Income before income taxes	73			327
Provision for income taxes	(123)			(123)
Net (loss) income	(50)			204

Less: net income attributable to noncontrolling interests	(151)			(151)
Net (loss) income attributable to CTM Media Holdings, Inc.	(201)			53

(Loss) income per share from continuing operations:
Basic and diluted:	(0.03)			0.01

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic	6,539		(E)	6,539
Diluted	6,539			7,832

CTM MEDIA HOLDINGS, INC.

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009
(in thousands, except per share data)
(unaudited)

	Historical	Proforma adjustments		Proforma

Revenues	$33,683	$1,168	(D)	$32,515
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	14,640			14,640
Selling, general and administrative	15,707	1,129	(D)	14,578
Depreciation and amortization	1,438	407	(D)	1,031
Bad debt	1,003	356		647
Impairment and severance charges	33,335	1,211		32,124
Total costs and expenses	66,123			63,020
Loss from operations	(32,440)			(30,505)
Interest expense, net	(53)	(1)	(D)	(52)
Other income, net	8			8
Loss before income taxes	(32,485)			(30,549)
Provision for income taxes	(145)			(145)
Net loss	(32,630)			(30,694)
Less: net income attributable to noncontrolling interests	(1,230)			(1,230)
Net loss attributable to CTM Media Holdings, Inc.	(33,860)			(31,924)

Loss per share from continuing operations:
Basic and diluted:	$(5.07)			$(4.78)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	6,684		(E)	6,684

CTM MEDIA HOLDINGS, INC.

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2008
(in thousands, except per share data)
(unaudited)

	Historical	Proforma adjustments		Proforma

Revenues	$32,626	$1,167	(D)	$31,459
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	12,566			12,566
Selling, general and administrative	18,277	1,362	(D)	16,915
Depreciation and amortization	2,078	677	(D)	1,401
Bad debt	472	218	(D)	254
Impairment and severance charges	3,683	3,480	(D)	203
Total costs and expenses	37,076			31,339
(Loss) income from operations	(4,450)			120
Interest income, net	57	(2)	(D)	59
Other (expense) income, net	(99)	15	(D)	(114)
(Loss) income before income taxes	(4,492)			65
Provision for income taxes	(457)	1	(D)	(458)
Net loss	(4,949)			(393)
Less: net income attributable to noncontrolling interests	(378)			(378)
Net loss attributable to CTM Media Holdings, Inc.	(5,327)			$(771)

Loss per share from continuing operations:
Basic and diluted:	$(0.80)			$(0.12)

Weighted-average number of shares used in calculation of loss per share from continuing operations:
Basic and diluted	6,684		(E)	6,684

CTM MEDIA HOLDINGS, INC.

NOTES AND MANAGEMENT’S ASSUMPTIONS
TO THE PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	The following is a description of the proforma adjustments to the historical condensed consolidated financial statements:

(A)
The net increase in cash and cash equivalents consists of the estimated net cash proceeds from the disposition of WMET of $1.3 million less $160,000 in broker commission and the note receivable of $2.7 million.

(B)	Reflects the removal of the assets of WMET of $2.3 million, as if the sale was consummated on January 31, 2010.

(C)	Accumulated deficit has been adjusted for an estimated gain of $1.6 million from the sale of WMET as if the sale occurred on January 31, 2010.

(D)	Reflects the removal of the results of operations of WMET as if the sale was consummated on August 1, 2007 (the beginning of fiscal 2008).

(E)	The earnings (loss) per share for the periods prior to the spin-off of CTM Holdings were calculated as if the number of shares outstanding at the spin-off were outstanding during those periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTM MEDIA HOLDINGS, INC.

By:	/s/ Leslie Rosner
Name: Leslie Rosner
Title: Chief Financial Officer and Treasurer
Dated: May 7, 2010

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Registrant, dated May 5, 2010.

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